SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                              -------------------

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 27, 1998


                  THE PRODUCERS ENTERTAINMENT GROUP LTD.
            (Exact Name of Registrant as Specified in Charter)


     Delaware                      0-18410                  95-4233050
(State or Other Jurisdiction     (Commission              (IRS Employer
   of Incorporation)             File Number)            Identification No.)


                     5757 Wilshire Boulevard, Penthouse #1
                         Los Angeles, California  90036
                   (Address of Principal Executive Offices)

                                (213) 634-8634
                          (Registrant's Telephone Number)

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ITEM 5.   OTHER EVENTS
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     Reference is made to the press releases of Registrant, issued on April 27,
1998 and April 30, 1998, which contain information meeting the requirements of this Item 5, and which are incorporated herein by this reference. A copy of each of these press releases is attached to this Form 8-K as Exhibits 99.1 and 99.2.

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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 5, 1998                   THE PRODUCERS ENTERTAINMENT GROUP LTD.



                         By:        /s/ Arthur Bernstein
                              --------------------------------
                              Arthur Bernstein
                              Executive Vice President and Secretary

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                              EXHIBIT INDEX


Exhibits
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99.1      Press Release dated April 27, 1998

99.2      Press Release dated April 30, 1998